Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TREES Corporation (the "Company") on Form 10-Q for the period ended June 30, 2023, as filed with the Securities and Exchange Commission (the "Report"), Adam Hershey, the Company’s Principal Executive, and Edward Myers, the Company’s Principal Financial and Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

August 14, 2023	/s/ Adam Hershey
Adam Hershey, Interim Chief Executive Officer,
Principal Executive Officer

August 14, 2023	/s/ Edward Myers
Edward Myers, Interim Chief Financial Officer,
Principal Financial and Accounting Officer